UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:                     811-21984

Central Park Group Multi-Event Fund

(Exact name of registrant as specified in charter)

12 East 49th Street, New York, NY	10017

(Address of principal executive offices)	(Zip code)
Citi Fund Services Ohio, Inc.      3435 Stelzer Rd.       Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-317-9200
Date of fiscal year end: October 31, 2009
Date of reporting period: October 31, 2009

Item 1. Reports to Stockholders.

Central Park Group Multi-Event Fund

Financial Statements

For the Year Ended
October 31, 2009

CENTRAL PARK GROUP MULTI-EVENT FUND
Financial Statements
For the Year Ended October 31, 2009

CENTRAL PARK GROUP MULTI-EVENT FUND
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Central Park Group Multi-Event Fund:

We have audited the accompanying statement of assets and liabilities of Central Park Group Multi-Event Fund (the “Fund”), including the schedule of portfolio investments, as of October 31, 2009, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 6, 2007 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Park Group Multi-Event Fund at October 31, 2009, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated above, in conformity with U.S generally accepted accounting principles.

December 22, 2009

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Assets and Liabilities
October 31, 2009

Assets
Investments, at fair value (cost $59,481,275)	$59,473,340
Due from brokers(a)	1,093,075
Receivable for investments sold, not settled	5,948,803
Interest and dividends receivable	93,789
Other assets	26,473

Total assets	66,635,480

Liabilities
Unrealized loss on swaps	6,776
Payable for foreign currency, at value (cost $853)	858
Payable for investments purchased, not settled	12,339,209
Payable for capital shares redeemed	402,591
Securities and exchange traded funds sold, not yet purchased, at value (proceeds $2,088,934)	2,266,161
Due to investment adviser	259,822
Incentive fees payable	256,098
Trustee fees payable	2,750
Accounts payable and other accrued expenses	108,764

Total liabilities	15,643,029

Net assets	$50,992,451

Composition of net assets
Paid-in capital	$50,114,771
Net undistributed investment loss	—
Accumulated net realized gain from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency transactions	1,069,669
Accumulated net unrealized depreciation from investments, options, securities and exchange traded funds sold, not yet purchased, swaps and foreign currency translations	(191,989)

Net assets at end of period	$50,992,451

Net asset value per share outstanding $50,992,451/5,006,136 shares outstanding (12,500,000 shares authorized)	$10.19

(a)	Held in a segregated account as collateral for securities and exchange trades funds sold, not yet purchased. See Note 9 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments
October 31, 2009

			% of Net
Shares	Type	Fair Value ($)	Assets

	INVESTMENTS IN SECURITIES (116.64%)
	COMMON STOCK - (23.76%)
	Agricultural Operations
36,110	Archer-Daniels-Midland Co. (a)	$1,087,633
600	Bunge, Ltd.(a)	34,236

		1,121,869	2.20%

	Auto Manufacturers
91,920	Ford Motor Co. (a)(b)	643,440
8,795	Navistar International Corp. (b)	291,466

		934,906	1.83%

	Chemicals
18,521	FMC Corp. (a)	946,423	1.85%

	Diversified-Machinery
13,211	Cummins, Inc. (a)	568,866	1.12%

	Financial Services
91,890	Bank of America Corp. (a)	1,339,756	2.63%

	Hotels & Motels
26,525	Las Vegas Sands Corp. (a)(b)	400,262
37,156	Orient-Express Hotels, Ltd., Class A (a)	319,542

		719,804	1.41%

	Medical Instruments
4,397	Beckman Coulter, Inc.	282,859	0.55%

	Metals & Mining
74,196	NovaGold Resources, Inc. (Canada) (a)(b)	319,043	0.63%

	Oil and Gas
23,005	Hess Corp.	1,259,294
18,600	XTO Energy, Inc.	773,016

		2,032,310	3.99%

	Packaging & Containers
7,022	Sealed Air Corp.	135,033	0.26%

	Pharmaceutical
64,538	Schering-Plough Corp. (a)	1,819,972	3.57%

	Retail
18,524	Carter’ s, Inc. (a)(b)	437,166
45,910	Liz Claiborne, Inc. (a)	263,523
27,366	The Gap, Inc. (a)	583,991

		1,284,680	2.52%

	Transportation
18,105	Kirby Corp. (a)(b)	611,949	1.20%

	TOTAL COMMON STOCK (Cost $12,360,415)	12,117,470	23.76%

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments, continued
October 31, 2009

			% of Net
Shares	Type	Fair Value ($)	Assets

	PRIVATE PLACEMENTS (2.21%)
26,175	NBH Holdings Corp., Class A (c)(d)(e)	$523,500
1,100,000	SMC Credit Opportunity Fund, Ltd. (c)(d)(e)	601,122

	TOTAL PRIVATE PLACEMENTS (Cost $1,624,718)	1,124,622	2.21%

Principal ($)	BANK LOANS (12.84%)
1,000,000	Capmark Financial Group, Inc. 2.77%, 3/23/11 (c)(e)(f)	725,000
969,382	Chrysler Financial Services Americas LLC, 4.28%, 8/3/12 (c)(f)	924,306
2,424,000	Chrysler Financial Services Americas LLC, 6.78%, 2/14/14 (c)(f)	2,230,080
1,939,000	Ford Motor Co., 3.29%, 12/16/13 (c)	1,725,710
1,882,000	The Reader’s Digest Association, Inc., 2.26%, 3/2/14 (c)(f)	941,000

	TOTAL BANK LOANS (Cost $5,997,308)	6,546,096	12.84%

	CORPORATE BONDS (10.66%)
1,790,000	CIT Group, Inc., 4.75%, 12/15/10 (a)(f)	1,162,170
716,000	CIT Group, Inc., 5.20%, 11/3/10 (a)(f)	461,452
1,149,000	GMAC, Inc., 6.88%, 9/15/11 (a)	1,099,322
972,000	GMAC, Inc., 7.25%, 3/2/11 (a)	952,587
1,688,000	Goldman Sachs Group, Inc., 3.25%, 6/15/12, FDIC Guaranteed (a)	1,762,460

	TOTAL CORPORATE BONDS (Cost $5,417,178)	5,437,991	10.66%

Shares	EXCHANGE TRADED FUND (1.39%)
18,524	Market Vectors Agribusiness (a)	706,505

	TOTAL EXCHANGE TRADED FUND (Cost $759,555)	706,505	1.39%

Contracts (g)	PURCHASED OPTIONS (1.68%)
	Security, Expiration Date, Exercise Price Call Options
283	Affiliated Computer Services Class A, 11/21/09, 50.00	74,995
194	Archer-Daniels-Midland Co., 11/21/09, 30.00	22,310
194	Cummins, Inc., 11/21/09, 50.00	3,880
884	Kraft Foods, Inc., 11/21/09, 26.00	159,120
	Put Options
439	SPDR Trust Series 1 ETF, 11/21/09, 106.00	162,430
460	SPDR Trust Series 1 ETF, 11/21/09, 107.00	202,400
460	SPDR Trust Series 1 ETF, 11/21/09, 108.00	230,000

	TOTAL PURCHASED OPTIONS (Cost $636,580)	855,135	1.68%

Shares	SHORT-TERM INVESTMENT (64.10%)
32,685,521	Union Bank of California Money Market Sweep	32,685,521

	TOTAL SHORT-TERM INVESTMENT (Cost $32,685,521)	32,685,521	64.10%

	TOTAL INVESTMENT IN SECURITIES (Cost $59,481,275)	59,473,340	116.64%

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments, continued
October 31, 2009

			% of Net
Shares	Type	Fair Value ($)	Assets

	INVESTMENTS IN SECURITIES SOLD, NOT YET PURCHASED AND EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED (-4.45%)

	SECURITIES SOLD, NOT YET PURCHASED (-2.27%)
	Pharmaceutical
37,365	Merck & Co., Inc.	$(1,155,699)

	TOTAL SECURITIES SOLD, NOT YET PURCHASED (Proceeds $947,449)	(1,155,699)	(2.27)%

	EXCHANGE TRADED FUND SOLD, NOT YET PURCHASED (-2.18%)
27,385	iShares Dow Jones U.S. Real Estate Index Fund	(1,110,462)

	TOTAL EXCHANGE TRADED FUND SOLD, NOT YET PURCHASED (Proceeds $1,141,485)	(1,110,462)	(2.18)%

	TOTAL INVESTMENTS IN SECURITIES SOLD, NOT YET PURCHASED AND EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED (Proceeds $2,088,934) (h)	(2,266,161)	(4.45)%

	TOTAL INVESTMENTS IN SECURITIES AND SECURITIES SOLD, NOT YET PURCHASED AND EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED (112.19%) (Cost $57,392,341)	57,207,179	112.19%
	LIABILITIES IN EXCESS OF OTHER ASSETS (-12.19%)	(6,214,728)	(12.19)%

	TOTAL NET ASSETS - (100%)	$50,992,451	100.00%

The Fund has entered into the following equity contract for difference swap agreements with Goldman Sachs International as of October 31, 2009:

				Net Unrealized
	Equity Security	Interest Rate/	Termination	Appreciation/
Notional Amount	Received	Equity Security Paid	Date	(Depreciation)
GBP 481,113 (61,910 shares)	Market Value Appreciation on: Cadbury PLC	One week LIBOR plus 30 bps plus Market Value Depreciation on: Cadbury PLC	10/28/2019	($6,776)

	Long	Short
% OF TOTAL INVESTMENTS IN SECURITIES AND EXCHANGE TRADED FUNDS BY COUNTRY
United States of America	$59,154,297	$(2,266,161)	99.44%
Canada	319,043	—	0.56%

TOTAL % OF INVESTMENTS IN SECURITIES AND EXCHANGE TRADED FUNDS BY COUNTRY	$59,473,340	$(2,266,161)	100.00%

(a)	Security positions are either entirely or partially held in a segregated account as collateral for securities sold, not yet purchased and exchange traded funds sold, not yet purchased, aggregating a total market value of $10,873,307.
(b)	Non income producing.
(c)	Fair Value Security. These securities represent 15.05% of the net assets as of October 31, 2009.
(d)	Security restricted as to resale or transfer.
(e)	Illiquid security.
(f)	Security in default.
(g)	Each contract is equivalent to 100 shares.
(h)	The Fund has categorized its investments in accordance with the “Fair Value Measurements and Disclosures” Topic 820 of the Accounting Standards Codification (“ASC 820”). See Note 3 of the Notes to Financial Statements.

ETF	Exchange Traded Fund
LLC	Limited Liability Company

SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Operations
For the Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding tax of $299)	$662,578
Interest	673,281

Total investment income	1,335,859

Expenses:
Investment management fees	774,581
Incentive fees	256,098
Professional fees	166,120
Administration fees	146,481
Custodian fees	33,870
Dividend expense	68,367
Interest expense	87,036
Offering fees	17,671
Trustee fees	23,000
Other expenses	141,548

Total expenses	1,714,772

Net investment loss	(378,913)

Net realized and unrealized gain from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency transactions/translations
Net realized gain (loss) from:
Investments	8,210,226
Options	(3,166,280)
Securities and exchange traded funds sold, not yet purchased	(880,764)
Written options	268,052
Swaps	5,218
Foreign currency transactions	(18,278)

Total net realized gain	4,418,174
Change in net unrealized appreciation/depreciation from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency translations	597,819

Net realized and unrealized gain from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency transactions/translations	5,015,993

Net increase in net assets resulting from operations	$4,637,080

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statements of Changes in Net Assets

		For the Period from
		December 6, 2007
		(commencement of
	For The Year Ended	operations) to
	October 31, 2009	October 31, 2008

Increase (Decrease) in net assets resulting from operations
Net investment loss	$(378,913)	$(414,159)
Net realized gain (loss) from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency transactions	4,418,174	(2,935,110)
Change in net unrealized appreciation/depreciation from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency translations	597,819	(789,808)

Net increase (decrease) in net assets resulting from operations	4,637,080	(4,139,077)

Shareholders’ transactions
Proceeds from shares issued (1,871,033 and 3,653,162 shares issued)	17,679,153	37,604,443
Cost of shares redeemed (222,727 and 303,674 shares redeemed)	(2,057,068)	(2,820,940)

Net increase in net assets from share transactions	15,622,085	34,783,503

Total net increase in net assets	20,259,165	30,644,426
Net assets at beginning of period	30,733,286	88,860

Net assets at end of period	$50,992,451	$30,733,286

Accumulated net investment loss	$—	$—

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Cash Flows
For the Year Ended October 31, 2009

Cash flows from operating activities
Net increase in net assets resulting from operations	$4,637,080
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(606,491,003)
Proceeds from dispositions of investments	586,539,354
Purchases of securities sold, not yet purchased	213,553,199
Proceeds from securities sold, not yet purchased	(216,127,792)
Purchases of written options	1,617,149
Proceeds from written options	(1,431,883)
Amortization of offering costs	17,671
Net realized loss from investments and options	(5,043,946)
Net realized gains on securities and exchange traded funds sold, not yet purchased	880,764
Net realized gain on written options	(268,052)
Change in net unrealized appreciation/depreciation from investments, options, securities and exchange traded funds sold, not yet purchased and written options	(605,000)

Change in assets and liabilities:
(Increase) Decrease in assets:
Due from brokers	5,337,456
Receivable for investments sold, not settled	(1,947,380)
Interest and dividends receivable	(36,290)
Foreign currency	60,080
Other assets	(10,012)
Increase (Decrease) in payables:
Unrealized loss on swaps	6,776
Foreign currency payable	858
Payable for investments purchased, not settled	5,184,457
Due to investment adviser	237,396
Incentive fees payable	256,098
Trustee fees payable	1,500
Accounts payable and other accrued expenses	(93,654)

Net cash used in operating activities	(13,725,174)

Cash flows from financing activities
Proceeds from shares issued	17,679,153
Shares redeemed	(4,008,204)

Net cash provided by financing activities	13,670,949

Net decrease in cash	(54,225)
Cash - beginning of period(a)	$54,225

Cash - end of period	$—

Supplemental disclosure of cash activity:
Cash paid for interest	$87,036

(a)	See Note 9 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements
October 31, 2009

1. Organization

Central Park Group Multi-Event Fund (the “Fund”) was organized in the State of Delaware on November 21, 2006 as a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 6, 2007 and previously had minimal operations primarily related to organizational matters.

The Fund’s investment objective is to seek capital appreciation while seeking to moderate risk and reduce volatility compared to the general equity markets, by pursuing a variety of investment strategies. These include primarily event-driven strategies, relative value strategies, and capital structure arbitrage strategies. The Fund may also trade and invest in undervalued securities by employing long-biased strategies.

The Fund’s investment adviser is Central Park Para Management, LLC (a registered investment adviser) (the “Adviser”), a joint venture between Central Park Advisers, LLC (“Central Park Advisers” or the “Manager”) and Para Advisers, LLC (“Para Advisers”). The Fund’s Board of Trustees (the “Trustees”) has overall responsibility to manage and control the business affairs of the Fund and has engaged the Adviser to provide investment advice to the Fund.

2. Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification superseded all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification became nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Fund’s financial statements.

Federal Income Taxes: The Fund qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) during the fiscal year of 2009. The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its shareholders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Foreign Currency Transactions: The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the date of valuation, resulting from changes in currency exchange rates.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Put and call options purchased are accounted for in the same manner as investment securities.

Financial Futures Contracts: The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Investment Transactions: The Fund records security transactions based on trade date. For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts. Discounts and premiums on securities purchased are accreted/amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuations

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows. The Fund has categorized its investments according to a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —	other significant observable inputs for the asset or liability (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs for the asset or liability (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary categorization, as of October 31, 2009, of the Fund’s investments based on the level of inputs utilized in determining the value of such investments:

			Level 2 - Other Significant		Level 3 - Significant
	Level 1 - Quoted Prices		Observable Inputs		Unobservable Inputs		Total
	Investment	Other Financial	Investment	Other Financial	Investment	Other Financial	Investment	Other Financial
	Securities	Instruments	Securities	Instruments*	Securities	Instruments	Securities	Instruments*

Security Type
Assets
Common Stocks (1)	$12,117,470	$—	$—	$—	$—	$—	$12,117,470	$—
Private Placements	—	—	—	—	1,124,622	—	1,124,622	—
Bank Loans	—	—	—	—	6,546,096	—	6,546,096	—
Corporate Bonds	—	—	3,814,369	—	1,623,622	—	5,437,991	—
Exchange Traded Fund	—	—	706,505	—	—	—	706,505	—
Purchased Options	—	—	855,135	—	—	—	855,135	—
Short Term Investment	32,685,521	—	—	—	—	—	32,685,521	—
Liabilities
Securities Sold, Not Yet Purchased (1)	(1,155,699)	—	—	—	—	—	(1,155,699)	—
Exchange Traded Funds Sold, Not Yet Purchased	—	—	(1,110,462)	—	—	—	(1,110,462)	—
Swaps	—	—	—	(6,776)	—	—	—	(6,776)

Total	$43,647,292	$—	$4,265,547	$(6,776)	$9,294,340	$—	$57,207,179	$(6,776)

*	Other financial instruments would include any derivative instruments. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(1)	Since all securities are Level 1 for these security types, a breakdown by industry is not shown above. Please refer to the Schedule of Portfolio Investments for such a breakdown.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, credit quality and spreads, liquidity, expected maturity or call date, and security type.

For the current period there have been no transfers out of Level 3. The Fund assumes any transfers between levels occur at the beginning of the year. The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Change in
		Unrealized	Net
	Balance as of	Appreciation/	Purchases	Balance as of
Investments	October 31, 2008	(Depreciation)*	(Sales)	October 31, 2009

Private Placements	$907,108	$(305,986)	$523,500	$1,124,622
Bank Loans	—	548,788	5,997,308	6,546,096
Corporate Bonds (Defaulted)	—	23,362	1,600,260	1,623,622

Total	$907,108	$266,164	$8,121,068	$9,294,340

*	Relates only to investments still held as of October 31, 2009.

Equity securities (common & preferred stock): Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depository Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Short-term securities, with the exception of sweep vehicles valued at cost, and debt securities with less than 60 days to maturity are generally valued at amortized cost, which approximates fair value.

Securities traded on a foreign securities exchange are valued at their last sale price on the exchange where such securities are primarily traded or in the absence of a reported sale on a particular day, at their bid price, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the times such values or exchange rates are determined and the time that the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith by, or under the supervision of, the Trustees.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. Government securities: U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Agency securities: U.S. Agency securities are compromised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-through certificates are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Restricted securities issued by publically traded companies are generally valued at a discount to similar publically traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Private securities: Private securities are valued at fair value. These securities are initially recorded at their original funded cost and subsequently adjusted based upon transactions or events occurring that directly affect the value of such securities. These securities may also be adjusted downward in the event that net realizable value is determined to be less than carrying value. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund’s investments in investment funds are carried at fair value as determined by the Fund’s pro rata interest in the net assets of each investment fund. All valuations

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

utilize financial information supplied by each investment fund and are net of management and incentive fees or allocations payable to the investment funds’ managers or pursuant to the investment funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Trustees will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund’s financial statements.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (OTC) derivative contracts include forwards, swaps, option contracts, and contracts for differences related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ credit worthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swaps and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

If market quotations are not readily available, securities and options described above are valued at fair value as determined in good faith by, or at the supervision of, the Trustees. Fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

4. Related Party Transactions

The Fund, pursuant to the Investment Management Agreement, will pay the Manager a monthly asset based fee at an annual rate of 2% of the Fund’s average monthly net assets. The Fund will also pay the Adviser, generally at the end of each fiscal year and at certain other times, an incentive fee (the “Incentive Fee”) equal to 20% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the “cumulative loss”) have been recovered by the Fund, occasionally referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund’s performance declines. Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period. The “fiscal period” is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the shares being repurchased (not taking into account any proceeds from contemporaneous share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

The Incentive Fee charged to the Fund for the year ended October 31, 2009 was $256,098, all of which was payable at October 31, 2009.

Each Trustee of the Fund receives an annual retainer of $5,000 plus a fee for each meeting attended. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Trustees for the year ended October 31, 2009 were $23,000 which appears as Trustee fees in the Statement of Operations, of which $2,750 was payable at October 31, 2009.

5. Administration, Custodian Fees and Distribution

Citi Fund Services Ohio, Inc. (“Citi”, or the “Administrator”), a wholly owned subsidiary of Citi Fund Services, Inc., serves as administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Citi an annual fee based upon the average net assets of the Fund at an annualized tiered rate ranging from 0.06% to 0.08% subject to an annual minimum fee of $125,000. The Fund pays Citi annual per investor servicing fees ranging from $10 to $20 per investor. In addition, the Fund reimburses Citi for certain out of pocket expenses incurred.

Union Bank of California serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund. Additionally, the Fund utilizes JPMorgan Chase and Goldman Sachs as prime brokers.

Foreside Fund Services, LLC (the “Distributor”) acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor is not affiliated with the Adviser, Citi, or its affiliated companies. The Fund also may distribute shares through other brokers or dealers. The Fund will sell shares only to Qualified Investors (as defined in the Fund’s prospectus).

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

6. Capital Share Activity

During the year ended October 31, 2009, the Fund had the following share transactions:

Beginning Shares	3,357,830
Shares Sold	1,871,033
Shares Redeemed	(222,727)

Ending Shares	5,006,136

7. Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Trustee fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Trustees. The Adviser is permitted to recapture amounts previously reimbursed by the Adviser for a period not to exceed three years from the date on which such expenses were incurred by the Adviser. As of October 31, 2009 the amount subject to recapture was approximately $375,000.

8. Securities Transactions

Aggregate purchases and proceeds from sales of investment securities and options for the year ended October 31, 2009 amounted to $606,491,003, and $586,539,344 respectively. Purchases and proceeds from securities and exchange traded funds sold, not yet purchased amounted to $213,553,199 and $216,127,792, respectively, and purchases and sales of written options amounted to $1,617,149 and $1,431,883, respectively. Net realized gain resulting from securities and exchange traded funds sold, not yet purchased and written options was $612,712 for the year ended October 31, 2009.

At October 31, 2009, the tax basis of investments was $58,556,681 resulting in accumulated net unrealized depreciation on investments of $1,356,328 which consists of $1,330,005 gross unrealized appreciation and $(2,686,333) gross unrealized depreciation. The difference between the book and tax basis of investments is primarily due to book/tax differences relating to certain fund activity or holdings, such as credit default swaps and other derivative instruments.

9. Due to/from Brokers

Due from brokers balance of $1,093,075 represents cash held with brokers at October 31, 2009. As of October 31, 2009, the Fund’s cash balance at the beginning of the year was adjusted by $6,130,531 due to a reclassification made between cash and due from brokers. The reclassification had no impact on the Fund’s net income/(loss) or net assets for the period/year ending October 31, 2008 and 2009 respectively.

The Fund has the ability to trade on margin and, in that connection may borrow funds from brokers and banks for investment purposes. Trading in debt securities on margin requires collateral that is adequate in the broker’s reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges cash as collateral for the margin borrowings, which is maintained in a segregated cash account held by the brokers. The Fund had no borrowings outstanding at October 31, 2009.

10. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

The Fund maintains cash in bank deposits which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

In the ordinary course of trading activities, the Fund trades and holds certain fair-valued derivative contracts, which constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase or sell securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for the written put option contracts is limited to the number of contracts written and the related strike prices, respectively. At October 31, 2009, the Fund had no maximum payout amounts relating to written put option contracts. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets and Liabilities. Due to the nature of the Fund’s strategy, the Fund’s portfolio may include some securities which are relatively illiquid, or thinly traded, and have a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be immediately liquidated if needed. Value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. This transaction creates a liability to purchase such securities in the market at prevailing prices, and is presented in the Statement of Assets and Liabilities as “securities sold, not yet purchased.” The amount of the liability is subsequently marked to market to reflect the market value of the securities sold, not yet purchased. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold, not yet purchased, exceeds the payments received. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The cash due from the broker (Goldman Sachs & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

During the year ended October 31, 2009, the Fund had the following written option transactions:

	Call Options		Put Options
	Number of		Number of
	Contracts	Premium	Contracts	Premium

Options outstanding at October 31, 2008	76	$20,571	537	$62,215
Options written	11,909	807,951	7,978	809,198
Options terminated in closing purchase transactions	(11,985)	(828,522)	(8,515)	(871,413)

Options outstanding at October 31, 2009	—	$—	—	$—

There were no written options held by the Fund as of October 31, 2009.

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund may enter into swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to that Fund than if that Fund had invested directly in an instrument that yielded the desired return or spread. Swap agreements do not involve the delivery of securities or other underlying instruments. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records. All open swap agreements at year end are reflected on the Schedule of Portfolio Investments.

Credit default swaps (“CDSs”) are bilateral financial swap agreements that contractually transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation.

During the year ended October 31, 2009 the Fund entered into CDSs as a “Protection Buyer.” The CDSs entered into by the Fund involve payments of fixed rate amounts on a notional principal amount to a “Protection Seller” in exchange for agreed upon payment amounts to the Fund by the Protection Seller if specified credit events occur related to an underlying reference security. A credit event is typically defined as the occurrence of a payment default or the bankruptcy or insolvency of the issuer or guarantor of the reference security. The Fund does not own the underlying reference security. There were no CDSs open at year end.

Total return swaps (“TRSs”) are bilateral financial swap agreements where one party (the payer) contractually agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted out against each other, resulting in a single amount that is either due to or from each party.

Contract for differences (“CFDs”) are swap agreements in which one party contractually receives income payments on a reference asset, plus any capital gains or losses over the specified payment period, while the other party contractually receives a specified fixed or floating cash flow unrelated to the credit worthiness of the reference asset.

The CDSs, TRSs and CFDs instruments (collectively the “swap agreements”) provide for net cash settlement and therefore do not require the Fund to segregate assets to cover the underlying reference security. The Manager believes that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as subject to the Fund’s borrowing restriction. Swap agreements are collateralized by segregated cash held at the counterparty.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in the interest

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or reset and payment, using different counterparties and limiting the net amount due from any individual counterparty.

Fluctuations in the value of swap agreements are recorded in the change in net unrealized appreciation/depreciation from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency translations on the Statement of Operations.

The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements.

The Fund also invests in bonds and bank debt.  Bonds and bank debt (loan assignments and participations) have exposure to certain degrees of risk, including interest rate, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of participation. Loans are generally subject to prepayment risk, which will affect the maturity of such loans. The Fund had no unfunded commitments on investments at October 31, 2009.

The “Derivatives and Hedging” Topic of FASB ASC requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Funds’ use of derivatives for the fiscal year ended October 31, 2009 was limited to written call options and written put options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Fund.

Fair Value of Derivative Instruments as of October 31, 2009.

	Statement of Assets and Liabilities Location
Primary Risk Exposure	Asset Derivatives	Liability Derivatives	Number of Contracts	Total Fair Value

Equity Contracts	Unrealized gain on purchased options		2,914	$855,135
Credit Contracts		Unrealized loss on swaps	3	(6,776)

The effect of Derivative Instruments on the Statement of Operations for the year ending October 31, 2009:

		Net Realized	Change in
		Gain/(Loss) on	Net Unrealized
		Derivatives	Appreciation/(Depreciation)
	Location of Gain/(Loss) on Derivatives	Recognized in	on Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income

Equity Contracts	Net realized loss from purchased options	$(3,166,280)
	Change in unrealized appreciation/(depreciation) on purchased options		$329,856
	Net realized gain from written options	268,052
	Change in unrealized appreciation/(depreciation) on written options		(5,901)
Credit Contracts	Net realized gain from swaps	5,218
	Change in unrealized appreciation/(depreciation) on swaps		(6,776)

11. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to registered investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. There were no distributions to shareholders during the year ended October 31, 2009.

As of October 31, 2009 for federal income tax purposes, the Fund had capital loss carryforwards in the amount of $1,974,986 which were utilized to offset capital gains, to the extent provided by the Treasury regulations. Additionally, the Fund had a net operating loss offset of short term gains in the amount of $368,059 for the year ended October 31, 2009.

The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. As of October 31, 2009, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed	Undistributed Long-	Accumulated Capital	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gains	and Other Losses	Depreciation	Earnings

$2,221,374	$12,635	$ —	$(1,356,328)	$877,681

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary net investment income is attributable primarily to differing book/tax treatment of short term capital gains, forward currency contract mark to market, and income accruals surrounding certain debt structured instruments.

As of October 31, 2009, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

Accumulated Net	Accumulated Net Realized
Investment Income	Gains (Losses)	Paid in Capital

$378,913	$(402,117)	$23,204

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 through present remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

12. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In September 2009 the FASB issued Accounting Standards Update 2009-12 to ASC 820-10, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASU 2009-12”). ASU 2009-12 amends the Codification in Subtopic 820-10, Fair Value Measurements and Disclosures, to permit an entity that is within the scope of the amendments in this update to measure fair value based on the basis of net asset value per share of the investment, as a practical expedient. ASU 2009-12 also requires certain disclosures by major investment category about the attributes of those investments, including the nature of any restrictions on the investor’s ability to redeem its investments at the measurement date, any unfunded commitments, and the investment strategies of the investees. ASU 2009-12 is effective for interim and annual periods ending after December 15, 2009. The Fund will adopt the provisions of ASU 2009-12 for the semi-annual period ending April 30, 2010. Management is currently evaluating the impact that this will have on the Fund’s financial statements and related disclosures.

14. Financial Highlights

		For the Period from
		December 6, 2007
	For the	(commencement of
	Year Ended	operations) to
	October 31, 2009	October 31, 2008

Net Asset Value, beginning of year	$9.15	$10.65
Net investment loss(a)	(0.09)	(0.02)
Net realized and unrealized gain (loss) from investments, options, securities and exchange traded funds sold, not yet purchased, written options, swaps and foreign currency transactions/translations	1.13	(1.48)

Net Asset Value, end of year	$10.19	$9.15

Ratio of net investment loss to average net assets(b)	(0.99)%	(2.39	)%(c)
Ratio of gross expenses before Incentive fees to average net assets(b)	3.83%	6.69	%(c)(d)
Ratio of net expenses before Incentive fees to average net assets(b)	3.83%	4.53	%(c)(d)
Incentive fees(b)	0.67%	—

Ratio of net expenses after Incentive fees to average net assets(b)	4.50%	4.53	%(c)(d)
Portfolio turnover rate	1033%	740	%(f)
Total return before incentive fees(g)	11.96%	(14.08	)%(f)
Incentive fees	(0.67)%	—

Total return after incentive fees(g)	11.29%	(14.08)%
Net Assets, end of year (in 000’s)	50,992	30,733

(a)	Calculated using the average shares method.

(b)	The average net assets used in the above ratios are calculated by adding any withdrawals payable effective at the end of a period to the net assets for such period.

(c)	Annualized for periods less than one year.

(d)	Ratio of gross expenses to average net assets does not include the impact of the Adviser’s expense reimbursement.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2009

(e)	Ratio of net expenses to average net assets includes the effect of the voluntary expense reimbursement by the Adviser.

(f)	Not annualized for periods less than one year.

(g)	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of a sales load, if any, incurred when subscribing to the Fund.

15. Subsequent Event

Management has evaluated subsequent events through December 22, 2009, the date of this report. The Fund admitted 78 new investors with contributions in the amount of $5,458,378 and had dividends to be paid of $2,368,436 subsequent to the year ended October 31, 2009.

CENTRAL PARK GROUP MULTI-EVENT FUND
Supplemental Information
October 31, 2009 (Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-212-317-9200 or on the SEC’s website at http://www.sec.gov.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

Three of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Trustees and brief biographical information regarding each Trustee is set forth below. The Fund’s statement of additional information (the “SAI”) includes information about the Trustees and is available without charge, upon request, by calling 1-212-317-9200.

			Number of	Other Trusteeships/
	Term of Office		Portfolios in Fund	Directorships Held by
Name, Age, Address and	and Length of	Principal Occupation(s)	Complex Overseen	Trustee
Position(s) with Fund	Time Served	During Past 5 Years	by Trustee[1]	Outside Fund Complex
INDEPENDENT TRUSTEES

Joan Shapiro Green (64) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Executive Director of National Council of Jewish Women New York since 2007; Executive Director of New York Society of Securities Analysts (2004 - 2006)	1	None

Kristen M. Leopold (42) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 - 2006)	1	None

Janet L. Schinderman (58) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990 - 2006)	1	Advantage Advisers Augusta Fund, L.L.C.; Advantage Advisers Multi-Sector Fund I; Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.

INTERESTED TRUSTEES

Mitchell A. Tanzman (50) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee and Principal Executive Officer	Term—Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004 - 2005)	1	None

Ruth S. Goodstein (49) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006; Chief Operating Officer of Robeco-Sage Capital Management, LLC (2005 - 2006); Senior Vice President of UBS Financial Services Inc. (1998 - 2005)	1	None

CENTRAL PARK GROUP MULTI-EVENT FUND
Supplemental Information, continued
October 31, 2009 (Unaudited)

			Number of	Other Trusteeships/
	Term of Office		Portfolios in Fund	Directorships Held by
Name, Age, Address and	and Length of	Principal Occupation(s)	Complex Overseen	Trustee
Position(s) with Fund	Time Served	During Past 5 Years	by Trustee[1]	Outside Fund Complex
OFFICER(S) WHO ARE NOT TRUSTEES

Michael Mascis (42) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Principal Accounting Officer	Term—Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002 - 2006)	N/A	N/A

Patrick J. Keniston (45) Foreside Compliance Services, LLC Three Canal Plaza Portland, ME 04101 Chief Compliance Officer	Term—Indefinite Length—Since Inception	Director, Foreside Compliance Services, LLC since 2008; Counsel at Citi Fund Services Inc. (2005-2008); Attorney at Citigroup (2001 - 2005)	N/A	N/A

[1]	The Fund Complex does not include any other funds.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund’s Shares of beneficial interest (“Shares”). Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April, July, and October. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “Repurchase Request Deadline”) will be generally on or about the 18th day in the months of January, April, July, and October or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the “Repurchase Pricing Date”), but shall occur no later than the 14th day after the Repurchase Request Deadline or, if the 14th day is not a business day, on the next business day. The Fund’s Share repurchase policy is a fundamental policy of the Fund.

During the year ended October, 2009, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 25% of the number of its outstanding Shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4

Commencement Date	December 29, 2008	March 27, 2009	June 26, 2009	September 29, 2009
Repurchase Request Deadline	January 20, 2009	April 17, 2009	July 20, 2009	October 19, 2009
Repurchase Pricing Date	January 31, 2009	April 30, 2009	July 31, 2009	October 31, 2009
Net Asset Value as of Repurchase Offer Date	$8.91	$9.19	$10.04	$10.19
Amount Repurchased	$1,181,748.12	$376,789.06	$95,939.39	$402,591.03
Percentage of Outstanding Shares Repurchased	3.82%	1.10%	0.22%	0.79%

CENTRAL PARK GROUP MULTI-EVENT FUND
Supplemental Information, continued
October 31, 2009 (Unaudited)

Consideration and Approval of Investment Advisory Agreement
The Trustees of Central Park Group Multi-Event Fund (the “Fund”) (including the Independent Trustees) considered the renewal of the Fund’s investment advisory agreement (the “Advisory Agreement”) at a meeting on September 11, 2009. The Trustees met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Trustees reviewed materials furnished by Central Park Para Management, LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Trustees discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Trustees reviewed, among other things, the nature of the advisory and management services to be provided by the Adviser to the Fund, including the Adviser’s investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Trustees discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Trustees acknowledged the Adviser’s employment of highly skilled investment professionals, analysts and administrative and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. Accordingly, the Trustees felt that the quality of the services offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to advise and manage the Fund.

The Trustees reviewed the performance of the Fund and compared that performance to the performance of other pooled investment vehicles presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (“Comparable Funds”). The Trustees observed that although the Fund’s performance was below the median performance for the first seven months of 2009, the Fund’s performance was the highest for the period from the Fund’s inception through July 31, 2009. The Trustees also observed that the Fund’s performance was above the median performance of the indices presented for comparison purposes for both 2008 and for the first seven months of 2009, and only approximately 1% below the relevant index for the first seven months of 2009. Accordingly, the Board was generally satisfied with the Fund’s overall performance.

The Trustees considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Trustees showed that the management fee being charged to the Fund was equal to the median management fee being charged to any of its Comparable Funds, and that the Fund’s incentive fee was equal to or lower than the incentive fee being charged to any of the Comparable Funds. The Trustees noted that the Adviser did not manage any other funds or client accounts following an investment strategy similar to the Fund’s. The Trustees determined that the fees under the Investment Advisory Agreement do not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable.

The Trustees considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Advisory Agreement were within a range the Trustees considered reasonable and appropriate. The Trustees also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Trustees concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

Item 2. Code of Ethics.
(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 212-317-9200.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.
Item 3. Audit Committee Financial Expert.
3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Kristen Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$110,000	$95,000

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$5,000	$15,525

(d) All Other Fees	$0	$0
Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.
(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.
(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are as follows:
The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Para Advisors LLC (“Para Advisors”), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the “Voting Guidelines”). The Voting Guidelines provide as follows:
•	Para Advisors typically has the authority to exercise voting discretion over all securities with respect to which Para Advisors can vote that are held in client accounts (“Advisory Accounts”). The analyst involved in making investment decisions or analyses with respect to the relevant Advisory Account and the security involved will be responsible for voting Advisory Account proxies, subject to the oversight of the chief compliance officer, either in writing or via the internet, for such Advisory Account. Generally, Para Advisors relies on analyses and votes recommendations provided by RiskMetrics (“RiskMetrics”) formerly known as Institutional Shareholder Services. However, Para Advisors maintains ultimate voting discretion with respect to Advisory Account proxies and may disregard RiskMetrics’ recommendations at any time. The chief compliance officer shall be responsible for maintaining records of the manner in which each proxy was voted, including, with respect to proxy votes that diverge from the specific policies only, a brief explanation of the rationale for such vote. With respect to Para Advisor’s proxy voting policy for foreign companies, Para Advisors will generally vote Advisory Account proxies only if doing so will not curtail such Advisory Account’s ability to trade in the related securities or incur related fees. Para Advisors retains the discretion to take no action with respect to a proposed vote if Para Advisors determines it is in the best interests of the Advisory Accounts.
•	In the event that the responsible analyst is unavailable to attend a meeting in person, proxies will be voted by RiskMetrics, as described above: (i) on computerized proxy cards, where such cards are used by the security issuer, (ii) by returning the proxy voting card via mail per instructions provided by the security issuer, (iii) via e-mail or fax, or (iv) via the internet, in accordance with the specific procedures of such vote.
•	Para Advisors shall keep a record of its proxy voting policies and procedures, proxy statements received, votes cast, all communications received and internal documents created that were material to voting decisions and each investor request for proxy voting records and the investment adviser’s response, in an easily accessible place for five years, the first two years at its offices. Para Advisors may rely on the SEC’s Edgar system or RiskMetrics for maintaining any proxy statements.
•	If Para Advisors is made aware of a conflict of interest when voting a proxy, the following process will be followed:
The chief compliance officer will, as soon as reasonably practicable, consult with the chief operating officer and the employee of Para Advisors responsible for the investment decision in the security to which the proxy relates.
The chief compliance officer will identify the issuer and proposal to be considered. The chief compliance officer will also identify the conflict of interest that has been detected.
The proxy will be voted based upon the determination of the chief compliance officer and the chief operating officer in conjunction with the relevant employee.
•	Para Advisors shall provide a copy of these Proxy Voting Policies and Procedures and information regarding any proxies actually voted by Para Advisors to any investor in an Advisory Account promptly upon the request of such investor.
Information regarding how Para Advisors (and thus the Adviser) voted the Para Advisors’ proxies related to the Fund’s portfolio holdings during the 12-month period ending October 31st will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Ned Sadaka, President and Manager of Para Advisors, is the Fund’s portfolio manager (the “Portfolio Manager”) and has served in that position since the Fund’s commencement of operations in December 2007. As Portfolio Manager, Mr. Sadaka is primarily responsible for the investment strategy and day-to-day management of the Fund’s portfolio. Mr. Sadaka manages multiple accounts in addition to the Fund, including other pooled investment vehicles (e.g., hedge funds).
Mr. Sadaka has served as President and Manager of Para Advisors since Para Advisors commenced operations as a registered investment adviser in January 2006. Prior to that, he founded Para Inc., and oversaw the management of private funds managed by Para Inc. or its affiliates since 1986. Mr. Sadaka received an M.B.A. from the University of Chicago Graduate School of Business, an M.S. from Stanford and a B.S. from the University of Manchester.
The Portfolio Manager’s goal is to provide high quality investment services to all of his clients, including the Fund. Para Advisors has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.
Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, Para Advisors could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.
Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions of behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.
All accounts managed by Para Advisors are currently charged identical performance fees. Additionally, all Para accounts are also charged asset-based management fees, some of which may differ from the fees charged to the Fund. A potential conflict of interest could arise if Para Advisors were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Manager may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Manager’s compensation.
The Portfolio Manager’s compensation is comprised of a fixed annual salary, if any, and an annual supplemental distribution, if any, paid by Para Advisors and not by the Fund. Because the Portfolio Manager is the majority equity owner of Para Advisors and certain other affiliated entities which receive performance-based fees from client accounts, the supplemental distribution that the Portfolio Manager receives from Para Advisors directly or indirectly is generally equal to his proportional share of the annual net profits earned by Para Advisors from advisory fees and performance-based fees derived from its client accounts, including the Fund, as applicable.
The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Manager and estimated assets under management in those accounts, as of October 31, 2009. All such accounts, and the assets managed thereunder, bear performance-based advisory fees.
Ned Sadaka

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of		Number of		Number of
Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed
—	$—	3	$178,000,000	2	$62,000,000
As of October 31, 2009, the Portfolio Manager beneficially owned shares of the Fund with a value in the range of $1 — $10,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable. See Item 2.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Central Park Group Multi-Event Fund

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer
Date     December 29, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer
Date     December 29, 2009

By (Signature and Title)	/s/ Michael Mascis

Michael Mascis, Principal Accounting Officer
Date     December 29, 2009